UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 30, 2006

(Date of earliest event reported)

McDATA Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-31257	84-1421844
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11802 Ridge Parkway, Broomfield, Colorado 80021

(Address of principal executive offices, including Zip Code)

(720) 558-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 — Other Events

On August 30, 2006, John A. Kelley, the Chairman, President and Chief Executive Officer of McDATA Corporation (“McDATA”), terminated his Rule 10b5-1 Stock Purchase Plan to purchase $100,000 of McDATA Class B common stock at market prices on September 25, 2006, as previously disclosed on McDATA’s Form 8-K filed with the Commission on June 8, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCDATA CORPORATION

By:	/s/ THOMAS O. MCGIMPSEY
Thomas O. McGimpsey
Executive Vice President and Chief Legal Officer

Dated: September 18, 2006